Exhibit 10.2

                        LETTER AMENDMENT AND WAIVER NO.1

                          Dated as of February 5, 1999

To   the banks and other financial institutions
     (collectively, the "Lenders") parties
     to the Credit Agreement referred to
     below and to NationsBank, N.A., as
     administrative and collateral agent
     (the "Administrative Agent")
     for the Lenders and NationsBanc
     Montgomery Securities LLC,
     as Syndication Agent thereunder

Ladies and Gentlemen:

          We refer to the Credit Agreement dated as of January 26, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment and Waiver No. 1 (the "Letter Amendment") have the same meanings as specified in the Credit Agreement.

          Section 1. Waiver. The Lender and the Administrative Agent hereby agree that, notwithstanding Section 2.02(b)(A) and (B) of the Credit Agreement, the Borrower may select (i) Eurodollar Rate Advances for fifty percent (50%) of each Working Capital Advance and (ii) Base Rate Advances for the remaining fifty percent (50%) of each Working Capital Advance, in each case, made during the period commencing with the Initial Extension of Credit to the date ending one month thereafter (subject to satisfaction of the notice of borrowing requirements set forth in Section 2.02(a)).

          Section 2. Amendment to the Credit Agreement. The Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

          (a) The last paragraph of Section 5.01(n)(ii)(J) of the Credit Agreement is amended to insert the word "reasonable" prior to the phrase "best efforts" in the third line therein.

          (b) Section 5.01(o) of the Credit Agreement is hereby deleted in its entirety.

          (c) Section 9.07(d) of the Credit Agreement is amended to delete the phrase "[may][shall]" in the seventh line therein and substitute therefor the word "shall".

          (d) Schedule 4.01(b)to the Credit Agreement is hereby deleted in its entirety and the attached Schedule 4.01(b) is substituted therefor.

          (e) Schedule 4.01(y) Attachment B to the Credit Agreement is hereby deleted in its entirety and the attached Schedule 4.01(y) Attachment B is substituted therefor.

          (f) Schedule 5.02(a) to the Credit Agreement is hereby deleted in its entirety and the attached Schedule 5.02(a) is substituted therefor.

          Section 3. Effectiveness and Effect on the Loan Documents. (a) This Letter Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Amendment executed by the Agents, NationsBank N.A., as Lender, the Borrower and the Guarantors.

          (b) On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

          (c) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Letter Amendment. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement any of the Loan Documents.

          Section 4. Miscellaneous. This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

          Section 5. Governing Law. This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                       Very truly yours,

                                                       MEDE AMERICA CORPORATION,
                                                            as Borrower


                                                       By
                                                         Title: President
                                                         Name:  Thomas P. Staudt


Agreed as of the date first above written:


NATIONSBANK, N.A.,
     as Administrative Agent and as Lender


By
  Title:


NATIONSBANC MONTGOMERY
SECURITIES LLC, as Syndication Agent


By
  Title:

          Section 5. Governing Law. This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                       Very truly yours,

                                                       MEDE AMERICA CORPORATION,
                                                            as Borrower


                                                       By
                                                         Title:


Agreed as of the date first above written:



NATIONSBANK, N.A.,
     as Administrative Agent and as Lender

By
  Title:
  Name: Daniel Rencricca

NATIONSBANC MONTGOMERY
SECURITIES LLC, as Syndication Agent


By
  Title:
  Name: Daniel Rencricca

                             CONSENT OF GUARANTORS

          Each of the undersigned, as Guarantors under the Credit Agreement, hereby consents to the Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of the Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the Collateral Documents to which such Guarantor is or will be a party as of the date hereof and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (as defined therein).

                                                   MEDE AMERICA CORPORATION
                                                   OF OHIO, as Guarantor


                                                   By
                                                     Title: President
                                                     Name: Thomas P. Staudt

                                                   HEALTHCARE INTERCHANGE, INC.,
                                                        as Guarantor


                                                   By
                                                     Title: President
                                                     Name:  Thomas P. Staudt

                                Schedule 4.01(b)

                                  Subsidiaries

LEGAL NAME: Healthcare Interchange, Inc. ("HII")
TYPE OF ENTITY: corporation
JURISDICTION OF INCORPORATION: Missouri
AUTHORIZED EQUITY INTERESTS: 66,250 shares of Class A Common
Stock, $1 par value, 66,250 shares of Class B Common Stock, $1 par value, 56,000 shares of Class C Common Stock, $1 par value, and 62,500 shares of Preferred Stock, $1 par value.
OUTSTANDING EQUITY INTERESTS: 35,000 shares of Class A Common Stock, 35,000 shares of Class B Common Stock, 20,001 shares of Class C Common
Stock and 62,500 shares of Preferred Stock.  All outstanding
Equity Interests of Healthcare Interchange, Inc. are owned of record and beneficially by the Borrower.




LEGAL NAME: MedE America Corporation of Ohio ("MedE Ohio") FORMERLY KNOWN AS: General Computer Corporation
TYPE OF ENTITY: corporation
JURISDICTION OF INCORPORATION: Ohio
AUTHORIZED EQUITY INTERESTS: 10,000,000 shares of Common Stock, $.10 par value, and 1,000,000 shares of Preferred Stock, $.10 par value.
OUTSTANDING EQUITY INTERESTS: 100 shares of Common Stock. All outstanding Equity Interests of MedE America Corporation of Ohio are owned of record and beneficially by the Borrower.

Schedule 401(y), Parts A and B, Attachment "B"


Capital Leases:
               Lessor                   Lease     Leased                 Lease  Expira-  Monthly   Jul-98 Aug-98 Sep-98 Oct-98
                                        Number    Equipment               Term  tion     Lease Pmt

Alco Capital Resource                    16,584 Canon Copier                60  May-98     838       838    838    838    838
CIT                                  65,222,005 Computer Equip              60  Feb-98   1,169     1,169  1,169  1,169  1,169
CIT                                  65,222,002 Computer Equip              60  Jul-98   1,056     1,056
CIT                                  65,222,003 Computer Equip              60  Aug-98     898       898    898
CIT                                  65,222,004 Computer Equip              60  Sep-98     690       690    690    690
CIT                                   89953-001*Computer Equip
                                                              *The total amount of payments under this capital lease is $155,470.
Wheeling Nat'l Bank                    33908-02 Computer Equip              60  Oct-98     288       288    288    288    288
Wheeling Nat'l Bank                    33908-01 Stratapak Drives            60  Sep-98     618       618    618    618
Hewlett Packard                      4126-38351 Computer Equip              60  Jun-99   6,638     6,638  6,638  6,638  6,638
Icon cash flow partner                 70,239.0 Computer Equip              60  Aug-99   1,191     1,191  1,191  1,191  1,191
Stratus Capital                     st607-60702 Stratus Equip               18  May-99   7,414     7,414  7,414  7,414  7,414
Sanwa Leasing Corp                 0002-1166898 Cust Serv 5 Pentium PC's    36  Jun-99     436       436    436    436    436
Alan Acceptance                    626190-20916 Acctg Server/Sales Logics   24  Nov-99   2,657     2,657  2,657  2,657  2,657
Colonial Pacific       Alan Accept        20977 Computer Equipment          24  Dec-99   2,016     2,016  2,016  2,016  2,016
Advanta                US Bankcorp  001-0236308 Laser Printer Stockton      60  Jan-01     684       684    684    684    684
Colonial Pacific       US Bankcorp    126509001 Computer Equipment Stockton 36  Jun-99   1,128     1,128  1,128  1,128  1,128
Dana Commerical                          438466 Computer Equipment Stockton 48  Nov-99     874       874    874    874    874
Net Credit                                                                      May-99     935       935    935    935    935
Data Gen'l             MedE Inc.                Data Gen'l Equipmt              Apr-00   4,037     4,037  4,037  4,037  4,037
Heller Fin'l           MPC                      Data Gen'l Equipmt              Aug-98     785       785    785
Mellon leasing         MPC                      Data Gen'l Equipmt              Sep-98   4,989     4,989  4,989  4,989
Moleasco               (Dental)            4556 Burster                     36  Aug-99     274       274    274    274    274
Moleasco               (Dental)            4797 Auto Folding Machine        36  Sep-99     199       199    199    199    199
 I.C. Capital (Dental)                  3339252 Computer Equip              60  Aug-00   2,578     2,578  2,578  2,578  2,578
 Data General                                                               36  Jun-01   5,824     5,824  5,824  5,824  5,824
                                                                                                   -----  -----  -----  -----
 Capital Lease Payments                                                                           48,216 47,160 45,477 39,180
                                                                                                  ------ ------ ------ ------


                            Nov-98  Dec-98  Jan-99  Feb-99  Mar-99  Apr-99  May-99  Jun-99
                            ------  ------  ------  ------  ------  ------  ------  ------
Alco Capital Resource           838    838    838    838     838    838     838     838
CIT                           1,169  1,169  1,169  1,169
CIT
CIT
CIT
CIT

Wheeling Nat'l Bank
Wheeling Nat'l Bank
Hewlett Packard               6,638  6,638  6,638  6,638   6,638  6,638   6,638   6,638
Icon cash flow partner        1,191  1,191  1,191  1,191   1,191  1,191   1,191   1,191
Stratus Capital               7,414  7,414  7,414  7,414   7,414  7,414   7,414
Sanwa Leasing Corp              436    436    436    436     436    436     436     436
Alan Acceptance               2,657  2,657  2,657  2,657   2,657  2,657   2,657   2,657
Colonial Pacific              2,016  2,016  2,016  2,016   2,016  2,016   2,016   2,016
Advanta                         684    684    684    684     684    684     684     684
Colonial Pacific              1,128  1,128  1,128  1,128   1,128  1,128   1,128   1,128
Dana Commerical                 874    874    874    874     874    874     874     874
Net Credit                      935    935    935    935     935    935     935
Data Gen'l                    4,037  4,037  4,037  4,037   4,037  4,037   4,037   4,037
Heller Fin'l
Mellon leasing
Moleasco                        274    274    274    274     274    274     274     274
Moleasco                        199    199    199    199     199    199     199     199
 I.C. Capital (Dental)        2,578  2,578  2,578  2,578   2,578  2,578   2,578   2,578
 Data General                 5,824  5,824  5,824  5,824   5,824  5,824   5,824   5,824
                              -----  -----  -----  -----   -----  -----   -----   -----
 Capital Lease Payments      38,892 38,892 38,892 38,892  37,723 37,723  37,723  28,536


                                Schedule 5.02(a)

                               Liens on Collateral



The Borrower owns 7 certificates of deposit issued by the Bank of Akron, having an aggregate value at maturity of $268,430. All of the Borrower's right, title and interest in and to such certificates of deposit have been pledged, pursuant to an Assignment of Bank Account, dated March 7, 1995, between Latpon Health Systems Inc. (which subsequently assigned this agreement to the Borrower) and QR Management Services Inc. ("QR"), to secure indebtedness payable to QR (the amount of such indebtedness is less than the value of such certificates). Such indebtedness arose pursuant to an Asset Purchase Agreement, dated as of February 1, 1995, between Latpon and QR.


MedE America Corporation of Ohio owns certain real property and improvements in Summit County, Ohio, which it acquired subject to a mortgage granted by the seller, William and Sherry Shultz d/b/a W.E.S. Properties ("WES"), in favor of Park View Federal Savings and Loan Association. Pursuant to that certain pay-off letter dated February 5, 1999 from WES to MedE America Corporation of Ohio and as required by the installment purchase agreement, WES will release all existing liens, security interest and other encumbrances securing any indebtedness, liabilities or obligations relating to such property within 45 days from the date of the Initial Extension of Credit.